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                                   Eaton Vance
                                Strategic Income
                                      Fund

            A mutual fund seeking high income and total return

                                Prospectus Dated
                                  March 1, 2004


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                       Page                                Page
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Fund Summary                             2     Sales Charges                11
Investment Objective & Principal               Redeeming Shares             13
 Policies and Risks                      5     Shareholder Account
Management and Organization              8      Features                    14
Valuing Shares                           9     Tax Information              15
Purchasing Shares                       10     Financial Highlights         16
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 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The Fund's investment objective is to provide a high level of income and total return by investing in a global portfolio consisting primarily of high grade debt securities. The Fund will also invest in income-producing securities and derivative instruments in different countries and currencies, and with various credit ratings including those of below investment grade quality.

The Fund will invest principally (over 50% of net assets) in high grade debt securities. The Fund may invest the remainder of its assets in lower-rated debt securities (so-called "junk bonds") and other securities that are expected to produce income. The Fund may invest in U.S. and foreign securities, such as U.S. Government mortgage-backed debt obligations, high yield corporate bonds and sovereign debt of foreign countries, including emerging market countries. The Fund may engage in derivative transactions to protect against price decline, to enhance returns or as a substitute for purchasing or selling securities. The portfolio manager also uses active management techniques such as securities lending, short sales and forward commitments. The use of these techniques is subject to certain limitations and may expose the Fund to increased risk of principal loss.

The Fund currently seeks its objective by investing its assets in one or more registered investment companies.

PRINCIPAL RISK FACTORS. The Fund invests its assets in markets that are subject to speculative trading and volatility. Because the Fund can invest a significant portion of assets in foreign securities, the value of Fund shares can also be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less-developed countries, these risks can be significant. Accordingly, the purchase of Fund shares should be viewed as a long-term investment.

Lower-rated securities generally offer higher current yields and appreciation potential than do higher-rated securities, but are subject to greater risks. Securities in the lower categories are considered to be of poor standing and are predominantly speculative. Securities in the lowest rating categories may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. Because lower quality obligations are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in high quality obligations.

Changes in prevailing interest rates in the U.S. or abroad may affect the value of Fund shares, depending upon the currency denomination of security holdings, whether derivative transactions had magnified or reduced sensitivity to a change, overall portfolio composition and other factors. Unscheduled prepayments of mortgage-backed securities may result in loss of income if the proceeds are invested in lower yielding securities. The effect of economic and other events on the interrelationships of portfolio holdings can be complex and not entirely predictable.

As a non-diversified fund, the Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than may a diversified fund. This makes the Fund more susceptible to adverse economic, business or other developments affecting such issuers. The Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer, other than U.S. Government securities.

The Fund engages in active management strategies which involve risks. Derivative transactions such as futures contracts and options thereon, options and short sales subject the Fund to increased risk of principal loss. By lending its securities, the Fund could incur delays in recovery or loss if the borrower of the securities fails financially.

The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION. The following bar chart and table provide information about the Fund's performance for each calendar year through December 31, 2003. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for Class A, Class B and Class C shares and a comparison to the performance of a broad-based index of domestic investment grade fixed-income securities. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

-5.27%   14.44%   18.19%   8.52%   1.93%   5.41%  -1.11%   6.66%   2.70%  13.90%
--------------------------------------------------------------------------------
 1994     1995     1996    1997    1998    1999    2000    2001    2002    2003

During the ten years ended December 31, 2003, the highest quarterly total return for Class B was 7.37% for the quarter ended June 30, 1995, and the lowest quarterly total return was ---6.59% for the quarter ended March 31, 1994. For the 30 days ended October 31, 2003, the SEC yields for Class A, Class B and Class C shares were 2.69%, 2.08% and 2.07%, respectively. For current yield information call 1-800-225-6265. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher.

                                                        One      Five       Ten
 Average Annual Total Return as of December 31, 2003    Year     Years     Years
--------------------------------------------------------------------------------
 Class A Return Before Taxes                            9.32%    5.24%     6.27%
 Class B Return Before Taxes                            8.90%    5.12%     6.31%
 Class B Return After Taxes on Distributions            5.94%    1.94%     3.40%
 Class B Return After Taxes on Distributions and the
  Sale of Class B Shares                                5.70%    2.39%     3.65%
 Class C Return Before Taxes                           12.91%    5.41%     6.43%
 Lehman Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                          4.10%    6.62%     6.95%
 Composite of Lipper Fund Classification Averages
  (reflects no deduction for fees, expenses or taxes)  15.87%    5.57%     4.56%


These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B and Class C. The Class A and Class C performance shown above for the periods prior to January 23, 1998 and May 25, 1994, respectively, is the performance of Class B shares, adjusted for the sales charge that applies to Class A or Class C shares (but not adjusted for any other differences in the expenses of the classes).

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

The Lehman Aggregate Bond Index is an unmanaged, broad-based index containing only investment grade fixed-income securities traded in the United States. Securities are included in this Index without regard to their duration; however, the duration of the Fund's portfolio was restricted to a maximum effective dollar weighted average maturity of not more than three years until March 1, 1997. The Composite of Lipper Fund Classification Averages reflects the average of the total returns of mutual funds included in the same fund classification as this Fund. The fund classifications are established by Lipper Inc., an organization that compiles mutual fund performance. Funds within a classification have similar investment policies. The Composite is provided because the Fund changed its policies on March 1, 1997 to eliminate the requirement that the Fund invest in a portfolio with an effective dollar weighted average maturity of not more than three years. In connection with this policy change, the Fund's Lipper Classification also changed. The Composite is based on the average total returns of funds in the Lipper Short World Multi-Market Income Funds Classification from January 1, 1993 until March 1, 1997 (when the Fund's duration policy changed) and is based on the average total returns of funds in the Lipper Multi-Sector Income Funds Classification thereafter. Investors cannot invest directly in an index or Lipper Classification. (Source: Lipper Inc.)

FUND FEES AND EXPENSES. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
 (fees paid directly from your investment)        Class A    Class B    Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage
 of offering price)                                4.75%      None       None
Maximum Deferred Sales Charge (Load) (as a
 percentage of the lower of net asset value
 at time of purchase or redemption)                 None      5.00%      1.00%
Maximum Sales Charge (Load) Imposed on
 Reinvested Distributions                           None      None       None
Exchange Fee                                        None      None       None


Annual Fund Operating Expenses
 (expenses that are deducted from Fund and
 Portfolio assets)                                 Class A   Class B   Class C
--------------------------------------------------------------------------------
Management Fees                                     0.62%     0.62%      0.62%

Distribution and Service (12b-1) Fees                n/a      1.00%      1.00%

Other Expenses*                                     0.49%     0.24%      0.24%
                                                    -----     -----      -----
Total Annual Fund Operating Expenses                1.11%     1.86%      1.86%

* Other Expenses for Class A includes a 0.25% service fee paid pursuant to a Service Plan.


EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
  Class A shares                       $ 583      $ 811     $ 1,058     $ 1,762
  Class B shares**                     $ 689      $ 985     $ 1,206     $ 1,984
  Class C shares                       $ 289      $ 585     $ 1,006     $ 2,180


You would pay the following expenses if you did not redeem your shares:

                                       1 Year   3 Years    5 Years      10 Years
--------------------------------------------------------------------------------
  Class A shares                       $ 583     $ 811     $ 1,058      $ 1,762
  Class B shares**                     $ 189     $ 585     $ 1,006      $ 1,984
  Class C shares                       $ 189     $ 585     $ 1,006      $ 2,180

** Reflects the expenses of Class A after eight years because Class B shares generally convert to Class A shares after eight years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to provide a high level of income and total return by investing in a global portfolio consisting primarily of high grade debt securities. The Fund's objective may be changed by the Trustees without shareholder approval. There is no present intention to make any such change and shareholders will receive 60 days prior notice of any material change in the Fund's investment objective. As described in more detail below, the Fund currently seeks its objective by investing in one or more investment companies (each a "Portfolio") managed by Boston Management and Research ("BMR"). The Fund will invest primarily (over 50% of net assets) in Strategic Income Portfolio, a Portfolio having the same investment objective and policies as the Fund.

The investment adviser adjusts Strategic Income Portfolio's investments (buys and sells securities) and engages in active management techniques in an effort to take advantage of differences in securities, countries, currencies and credits based on its perception of various factors, including the most favorable markets, interest rates and issuers, the relative yield and appreciation potential of a particular country's securities, and the relationship of a country's currency to the U.S. dollar. Investment strategy may change frequently. Strategic Income Portfolio will normally invest in securities of issuers located in at least three different countries (which may include the United States), and will not normally invest more than 25% of its assets in securities of issuers located in a single foreign country or denominated in any single foreign currency, except the U.S. dollar and the Euro. This strategy requires the investment adviser to identify countries and currencies where Strategic Income Portfolio's investments will out-perform comparable investments in other countries and currencies and in many cases to predict changes in economies, markets, political conditions, and other factors. The success of this strategy will, of course, involve the risk that the investment adviser's predictions may be untimely or incorrect.

Strategic Income Portfolio will invest primarily (over 50% of net assets) in high grade debt securities. "High grade" debt securities include securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities and debt securities of foreign governmental and private issuers rated at least A by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). High grade securities may also include commercial paper or other short-term debt instruments rated in one of the two highest short-term rating categories by any of those rating services, (or by Fitch Ratings). An unrated security will be considered to be a high grade security if the investment adviser determines that it is of comparable quality.

Strategic Income Portfolio may invest in mortgage-backed securities ("MBS") that are either issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. When investing in MBS, Strategic Income Portfolio's investment adviser may purchase MBS that include loans that have had a history of refinancing opportunities (so called "seasoned MBS"). The investment adviser considers MBS with mortgages that have been outstanding for ten years or more to be seasoned MBS. Seasoned MBS tend to have a higher collateral to debt ratio than other MBS because a greater percentage of the underlying debt has been repaid and the collateral property may have appreciated in value. MBS held by the Portfolio may be premium bonds acquired at prices that exceed their par or principal value.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment rate scenarios, Strategic Income Portfolio may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in "locking in" a specified interest rate. Additionally, the value of Fund shares may be adversely affected by fluctuations in interest rates underlying the MBS held by Strategic Income Portfolio. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS that are purchased at a premium generate current income that exceeds market rates for comparable investments, but tend to decrease in value as they mature, which may cause a resulting decrease in the Fund's net asset value.

Strategic Income Portfolio may also invest in classes of collateralized mortgage obligations ("CMOs") and various other MBS. In choosing among CMO classes, the investment adviser will evaluate the total income potential of each class and other factors.

Strategic Income Portfolio may invest in U.S. Government securities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities ("agency obligations"). Agency obligations may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality.

Strategic Income Portfolio may invest the remainder of its assets in lower-rated securities, including those rated below BBB or Baa and comparable unrated securities. Lower-rated debt securities are subject to the risk that the issuer will not meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The prices of lower-rated and comparable unrated securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of higher-rated securities, which react primarily to movements in the general level of interest rates.

Strategic Income Portfolio may invest a substantial portion of its assets (subject to the percentage limitations stated above) in lower-rated securities issued in connection with mergers, acquisitions, leveraged buy-outs, recapitalizations and other highly leveraged transactions, which pose a higher risk of default or bankruptcy of the issuer than other fixed-income securities particularly during periods of deteriorating economic conditions and contraction in the credit markets. Strategic Income Portfolio may also invest in debt securities not paying current income in anticipation of possible future income or capital appreciation, which may be rated in the C or D rating categories. The issuer of such securities may be in bankruptcy or undergoing a debt restructuring or reorganization. Defaulted securities may be retained. In the case of a defaulted security, Strategic Income Portfolio may be required to retain legal counsel and/or a financial adviser. This may increase Strategic Income Portfolio's operating expenses and adversely affect Strategic Income Portfolio's net asset value. In the event the rating of a security held by Strategic Income Portfolio is downgraded, causing the Fund to have indirectly 50% or more of its total assets in securities rated below investment grade, the investment adviser will not be compelled to dispose of such security or other asset.

Strategic Income Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Transactions in derivative instruments may be in the U. S. or abroad and may include the purchase or sale of derivatives on economic indices, futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded options on securities, indices or currencies; warrants; forward foreign currency exchange contracts; interest rate, total return, default and currency swaps; and short sales. Transactions in derivative instruments involve a risk of loss due to unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the initial investment therein. In addition, Strategic Income Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous.

Strategic Income Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as may be permitted under relevant law. Strategic Income Portfolio may seek to earn income by lending portfolio securities to brokers or other institutional borrowers. Strategic Income Portfolio may also seek to earn income on securities loans by reinvesting cash collateral in any other securities consistent with its investment objective and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the investment adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finder's fees justify the attendant risk. The financial condition of the borrower will be monitored by the investment adviser. Upon return of the loaned securities, Strategic Income Portfolio would be required to return the related collateral to the borrower and, if this collateral has been reinvested, Strategic Income Portfolio may be required to liquidate portfolio securities in order to do so. To the extent that such portfolio securities have decreased in value, this may result in Strategic Income Portfolio realizing a loss at a time when it would not otherwise do so. Strategic Income Portfolio also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage. Distributions of any income realized from securities loans will be taxable as ordinary income.

INVESTING IN OTHER INVESTMENT COMPANIES. The Fund invests in one or more Portfolios in accordance with its investment objective and policies. The portfolio manager of Strategic Income Portfolio, taking market and other factors into consideration, determines the exact percentage of the Fund's assets that will be invested from time to time in each Portfolio. Because the advisory fees paid by the Portfolios differ, there is the potential for a conflict of interest with the investment adviser, in that assets could be allocated to a Portfolio for the reason that it has a higher fee. However, in making allocation determinations, the portfolio manager is expressly forbidden from considering the fee structures of the Portfolios, and must make determinations only on the basis of the best interests of the Fund and its shareholders. The cost for investment services of making allocation determinations is included in the advisory fee charged by Strategic Income Portfolio, and there is no additional fee charged to the Fund for such services. Effective as of the date of this Prospectus, the Fund may invest up to 49.9% of net assets, in the aggregate, in one or more of the following Portfolios:

BOSTON INCOME PORTFOLIO. Boston Income Portfolio's primary investment objective is to provide as much current income as possible. The Portfolio also seeks reasonable preservation of capital to the extent attainable from such investments, and growth of income and capital as secondary objectives. To do so, the Portfolio invests primarily in high yield, high risk corporate bonds rated lower than investment grade category, including securities in the lowest category (C or D) or unrated securities. The Portfolio may invest in a wide variety of income producing debt securities (including senior secured floating rate loans) as well as preferred stocks that pay dividends. Some debt securities acquired by the Portfolio do not pay current income or do not make regular interest payments, while others pay interest in the form of additional debt securities.

FLOATING RATE PORTFOLIO. Floating Rate Portfolio's investment objective is to provide a high level of current income. The portfolio invests at least 80% of its total assets in income producing and other floating rate debt securities, such as notes, bonds and asset-backed securities such as special purpose trusts investing in bank loans, investment grade fixed income debt obligations and money market instruments, such as commercial paper. The Portfolio normally invests primarily in interests in senior floating rate loans. A high percentage of the senior loans in the Portfolio have been assigned ratings below investment grade by independent rating agencies. The Portfolio may use interest rate swaps for risk management purposes, typically to shorten the average interest rate reset time of the Portfolio's holdings.

HIGH INCOME PORTFOLIO. High Income Portfolio's investment objective is to provide a high level of current income. To do so, the Portfolio invests primarily in high yield, high risk corporate bonds rated in the lowest investment grade category or below, including securities in the lowest category (C or D) and comparable unrated bonds. At least 80% of the Portfolio's net assets are invested in fixed-income securities, including preferred stocks, senior floating rate loans and convertible securities. The Portfolio may also purchase securities that make "in-kind" interest payments, bonds not paying current income and bonds that do not make regular interest payments.

INVESTMENT GRADE INCOME PORTFOLIO. Investment Grade Income Portfolio's investment objective is to seek current income and total return. The Portfolio primarily invests in preferred stocks, corporate bonds, U.S. Government securities, money market instruments, MBS (including collateralized mortgage obligations) and asset-backed securities (including collateralized debt obligations). Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investment grade securities and unrated securities determined by its investment adviser to be of comparable quality. The Portfolio will limit investments in securities rated below investment grade to not more than 5% of the Portfolio's total assets.

COMMON INVESTMENT PRACTICES

Boston Income Portfolio, Floating Rate Portfolio, High Income Portfolio and Investment Grade Income Portfolio may each invest up to 25% of its total assets in foreign securities. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Exchange rates may fluctuate significantly over short periods of time causing a Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. These risks can be more significant for securities traded in less developed, emerging market countries. The foreign securities in which High Income Portfolio and Boston Income Portfolio invest are predominately dollar denominated. Investment Grade Income Portfolio will only invest in issuers located in developed countries and Floating Rate Portfolio's foreign investments will be predominately in developed countries. Investment Grade Income Portfolio may invest in dollar denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depository receipts which evidence ownership in the underlying foreign stocks). Such investments are not subject to Investment Grade Income Portfolio's 25% limitation on investing in foreign securities.

Boston Income Portfolio, Floating Rate Portfolio, High Income Portfolio and Investment Grade Income Portfolio may each engage in derivative transactions similar to those described in this prospectus with the same or similar attendant risks.

Each Portfolio may invest up to 25% of assets in any one industry, which may expose the Portfolio (and the Fund) to unique risks of that industry. A Portfolio's investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole.

Each Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. None of the Portfolios will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, Strategic Income Portfolio, Investment Grade Income Portfolio and Floating Rate Portfolio may temporarily invest up to 100% of their assets in cash or cash equivalents, while High Income Portfolio and Boston Income Portfolio may temporarily invest up to 50% of their assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. A Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times a Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

No Portfolio may invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

The annual portfolio turnover rate for High Income Portfolio and Boston Income Portfolio may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains and pay more commissions (which may reduce return) than a fund with a lower rate. Capital gains distributions (which reduce the after-tax returns of shareholders holding Fund shares in taxable accounts) will be made to shareholders if offsetting capital loss carry forwards do not exist.

MANAGEMENT AND ORGANIZATION

MANAGEMENT. Each Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $80 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of each Portfolio. The Fund is allocated its share of the investment advisory fee paid by each Portfolio in which it invests. The portion of the Fund's assets invested in portfolios other than Strategic Income Portfolio will not be subject to Strategic Income Portfolio's investment advisory fee. The investment advisory fee paid by, and the portfolio manager of, each Portfolio is set forth below.


STRATEGIC INCOME PORTFOLIO. Under its investment advisory agreement with Strategic Income Portfolio, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

                                                       Annual          Daily
Category  Daily Net Assets                           Asset Rate     Income Rate
--------------------------------------------------------------------------------
   1      up to $500 million                           0.275%          2.75%
   2      $500 million but less than $1 billion        0.250%          2.50%
   3      $1 billion but less than $1.5 billion        0.225%          0.25%
   4      $1.5 billion but less than $2 billion        0.200%          2.00%
   5      $2 billion but less than $3 billion          0.175%          1.75%
   6      $3 billion and over                          0.150%          1.50%

For the fiscal year ended October 31, 2003, Strategic Income Portfolio paid BMR advisory fees equivalent to 0.47% of Strategic Income Portfolio's average daily net assets for such year. Mark Venezia is the portfolio manager of Strategic Income Portfolio (since it commenced operations). He has been an employee of Eaton Vance for more than 5 years, and is a Vice President of Eaton Vance and BMR.

BOSTON INCOME PORTFOLIO. For the fiscal year ended September 31, 2003, Boston Income Portfolio paid BMR advisory fees equivalent to 0.625% of Boston Income Portfolio's average daily net assets for such year. Michael Weilheimer and Thomas Huggins co-manage Boston Income Portfolio. Mr. Weilheimer has managed Boston Income Portfolio since July 23, 2001 (commencement of operations). He also manages other Eaton Vance portfolios, and is a Vice President of Eaton Vance and BMR. Thomas Huggins has co-managed the Boston Income Portfolio since July 23, 2001. Mr. Huggins co-manages other Eaton Vance portfolios, and is a Vice President of Eaton Vance and BMR.

FLOATING RATE PORTFOLIO. For the fiscal year ended October 31, 2003, Floating Rate Portfolio paid BMR advisory fees equivalent to 0.56% of its average daily net assets. Scott H. Page and Payson F. Swaffield, Vice Presidents of Eaton Vance and BMR, are co-portfolio managers of the Floating Rate Portfolio (since inception) and of other Eaton Vance floating rate loan portfolios (since August 1, 1996).

HIGH INCOME PORTFOLIO. For the fiscal year ended October 31, 2003, High Income Portfolio paid BMR advisory fees equivalent to 0.60% of High Income Portfolio's average daily net assets for such year. Michael Weilheimer and Thomas Huggins co-manage High Income Portfolio. Mr. Weilheimer has managed High Income Portfolio since January 1, 1996. He also manages other Eaton Vance portfolios, and is a Vice President of Eaton Vance and BMR. Thomas Huggins has co-managed the High Income Portfolio since January 1, 2000. Mr. Huggins co-manages other Eaton Vance portfolios and is a Vice President of Eaton Vance and BMR.

INVESTMENT GRADE INCOME PORTFOLIO. For the fiscal year ended December 31, 2003, Investment Grade Income Portfolio paid BMR advisory fees equal to 0.625% of its average daily net assets. Elizabeth S. Kenyon is the portfolio manager of Investment Grade Income Portfolio since November 1, 2001. She also manages other Eaton Vance portfolios. Ms. Kenyon has been a fixed-income analyst at Eaton Vance for more than 5 years, and is a Vice President of Eaton Vance and BMR.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

BMR administers the business affairs of Strategic Income Portfolio and receives an administration fee of 0.15% of the Portfolio's average daily net assets annually. For the fiscal year ended October 31, 2003, Strategic Income Portfolio paid BMR adminstration fees equal to 0.15% of Strategic Income Portfolio's average daily net assets. The portion of the Fund's assets invested in Portfolios other than Strategic Income Portfolio will not be subject to Strategic Income Portfolio's administration fee.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

ORGANIZATION. The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). Because the Fund invests in the Portfolios, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider a Portfolio matter and then vote its interest in a Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from either Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of shares is their net asset value (plus a sales charge for Class A), which is derived from the Portfolios' holdings. Seasoned MBS are valued through the use of an independent matrix pricing system which takes into account bond prices, yield differentials, anticipated prepayments and interset rates provided by dealers. Most debt securities are valued by an independent pricing source; however, the investment adviser may use the fair value of a security if events occurring after the close of a securities market and before the Portfolio values its assets would materially affect net asset value or market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

HOW TO PURCHASE SHARES. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

The  Fund  is not  intended  for  market  timing  or  excessive  trading.  These activities may disrupt portfolio management and increase costs for all shareholders. If an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. The Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that is potentially detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason.

CHOOSING A SHARE CLASS. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

     *    how long you  expect  to own your  shares;
     *    how much you intend to invest;
     * the sales charge and total operating expenses associated with owning each class; and
     * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $25,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay service fees equal to 0.25% annually of average daily net assets. Returns on Class

     A shares are generally higher than returns on the Fund's other classes of shares because Class A has lower annual expenses than those classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares eight years after their purchase. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

SALES CHARGES

FRONT-END SALES CHARGE. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                     Sales Charge           Sales Charge         Dealer Commission
                                   as Percentage of     as Percentage of Net     as a Percentage of
 Amount of Purchase                 Offering Price        Amount Invested          Offering Price
---------------------------------------------------------------------------------------------------
Less than $25,000                        4.75%                 4.99%                    4.50%
$25,000 but less than $100,000           4.50%                 4.71%                    4.25%
$100,000 but less than $250,000          3.75%                 3.90%                    3.50%
$250,000 but less than $500,000          3.00%                 3.09%                    2.75%
$500,000 but less than $1,000,000        2.00%                 2.04%                    2.00%
$1,000,000 or more                       0.00*                 0.00*                  See Below

* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.


The principal underwriter may pay additional compensation from its own resources to investment dealers in connection with sales promotions sponsored by the principal underwriter or sales programs sponsored by investment dealers.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totaling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first twelve months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

CONTINGENT DEFERRED SALES CHARGE. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:


 Year of Redemption After Purchase       CDSC
-------------------------------------------------
 First or Second                          5%
 Third                                    4%
 Fourth                                   3%
 Fifth                                    2%
 Sixth                                    1%
 Seventh or following                     0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.


The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.

CONVERSION FEATURE. After eight years, Class B shares will automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions will convert in proportion to shares not so acquired.

REDUCING OR ELIMINATING SALES CHARGES. Your purchase may be eligible for a reduced sales charge, or the sales charge may be eliminated, under the circumstances described below. Sales charges may also be reduced or eliminated pursuant to the exchange privilege and the reinvestment privilege, when reinvesting distributions, and in connection with redemptions under a withdrawal plan. For more information, see "Shareholder Account Features" below.

REDUCING CLASS A SALES CHARGES. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $25,000 or more. Class A, Advisers Class, Class B, Class C, Class D, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held in trust or fiduciary accounts for the benefit of any of you. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation.

     Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

PURCHASING CLASS A SHARES AT NET ASSET VALUE. Class A shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

CDSC WAIVERS. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B and/or Class C shares, in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

MORE INFORMATION ABOUT SALES CHARGES IS AVAILABLE ON THE EATON VANCE WEBSITE AT WWW.EATONVANCE.COM AND IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE CONSULT THE EATON VANCE WEBSITE FOR ANY UPDATES TO SALES CHARGE INFORMATION BEFORE MAKING A PURCHASE OF FUND SHARES.

If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

DISTRIBUTION AND SERVICE FEES. Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees.

All Classes pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

REDEEMING SHARES

You can redeem shares in any of the following ways:

By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone        You can redeem up to $100,000 by calling the transfer  agent at  1-800-262-1122  on Monday through  Friday,  9:00 a.m. to
                    4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed  only to the account  address.  Shares held by corporations,  trusts or certain  other  entities and shares
                    that  are  subject  to  fiduciary   arrangements  cannot  be
                    redeemed by telephone.

Through an          Your investment  dealer is responsible for  transmitting the
Investment Dealer   order  promptly.  An investment  dealer may charge a fee for this service.


If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.


DISTRIBUTIONS. You may have your Fund distributions paid in one of the following ways:

     *Full Reinvest Option      Dividends and capital gains  are  reinvested  in
                                additional shares. This option will be assigned if you do not specify an option.

     *Partial Reinvest Option   Dividends are paid in cash and capital gains are
                                reinvested in additional shares.

     *Cash Option               Dividends and capital gains are paid in cash.

     *Exchange Option           Dividends and/or capital gains are reinvested in
                                additional shares  of any class of another Eaton
                                Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives and policies carefully.

INFORMATION FROM THE FUND. From time to time, you may be mailed the following:

     * Annual and Semiannual Reports, containing performance information and financial statements.

     * Periodic account statements, showing recent activity and total share balance.

     * Form 1099 and tax information needed to prepare your income tax returns.

     *    Proxy materials, in the event a shareholder vote is required.

     *    Special notices about significant events affecting your Fund.


WITHDRAWAL PLAN. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

TAX-SHELTERED RETIREMENT PLANS. Class A and Class C shares are available for purchase in connection with certain tax-sheltered retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-sheltered retirement plans.

EXCHANGE PRIVILEGE. You may exchange your Fund shares for shares of the same class of another Eaton Vance fund, or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

REINVESTMENT PRIVILEGE. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

TELEPHONE AND ELECTRONIC TRANSACTIONS. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

PROCEDURES FOR OPENING NEW ACCOUNTS. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

ACCOUNT QUESTIONS. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund intends to pay dividends monthly and to distribute any net realized capital gains annually. Different classes will distribute different dividend amounts. A portion of the Fund's distributions may be eligible for the dividends-received deduction for corporations. Distributions of income and net gains from investments that a Portfolio held for one year or less will be taxable as ordinary income. Distributions of any net gains from investments held by a Portfolio for more than one year are taxable as long-term capital gains. The Fund expects that its distributions will consist primarily of taxable ordinary income. The Fund's distributions are taxable whether they are paid in cash or reinvested in additional shares.

The Portfolios' investments in foreign securities may be subject to foreign withholding taxes, which may decrease the Portfolios' yield on those securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a Portfolio. In addition, the Portfolios' investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                                    YEAR ENDED OCTOBER 31,
                                         -------------------------------------------------------------------------------------------
                                                   2003(1)                       2002(1)(2)
                                         -------------------------------------------------------------------------------------------
                                         CLASS A   CLASS B    CLASS C   CLASS A    CLASS B   CLASS C   CLASS A   CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year      $ 7.550   $  7.150   $ 9.040   $ 8.030   $  7.600   $ 9.610   $ 8.360   $  7.910   $ 9.990
                                         --------  ---------  --------  --------  ---------  --------  --------  ---------  --------
Income (loss) from operations
Net investment income                    $ 0.336   $  0.269   $ 0.337    $0.504   $  0.425   $ 0.538   $ 0.705   $  0.607   $ 0.773
Net realized and unrealized gain (loss)    0.883      0.817     1.041    (0.286)    (0.272)   (0.346)   (0.250)    (0.241)   (0.304)
                                         --------  ---------  --------   -------  ---------  --------  --------  ---------  --------
Total income from operations             $ 1.219   $  1.086   $ 1.378    $0.218   $  0.153   $ 0.192   $ 0.455   $  0.366   $ 0.469
                                         --------  ---------  --------   -------  ---------  --------  --------  ---------  --------
Less distributions
From net investment income               $(0.669)  $ (0.576)  $(0.728)  $(0.670)  $ (0.575)  $(0.734)  $(0.723)  $ (0.614)  $(0.787)
Tax return of capital                         --         --        --    (0.028)    (0.028)   (0.028)   (0.062)    (0.062)   (0.062)
                                         --------  ---------  --------   -------  ---------  --------   -------  ---------  --------
Total distributions                      $(0.669)  $ (0.576)  $(0.728)  $(0.698)  $ (0.603)  $(0.762)  $(0.785)  $ (0.676)  $(0.849)
                                         --------  ---------  --------   -------  ---------  --------   -------  ---------  --------
Net asset value - End of year            $ 8.100   $  7.660   $ 9.690   $ 7.550   $  7.150   $ 9.040   $ 8.030   $  7.600   $ 9.610
                                         --------  ---------  --------   -------  ---------  --------   -------  ---------  --------
Total Return(3)                            16.65%     15.61%    15.68%     2.68%      1.96%     1.95%     5.69%      4.82%     4.90%

Ratios/Supplemental Data:
Net assets, end of year (000's omitted)  $48,738   $217,341   $74,117   $17,418   $173,780   $45,414   $12,352   $163,261   $44,603
Ratios (as a percentage of average
 daily net assets):
  Expenses(4)                               1.11%      1.86%     1.86%     1.17%      1.93%     1.93%     1.21%      1.96%     1.96%
  Net investment income                     4.19%      3.57%     3.53%     6.39%      5.68%     5.69%     8.63%      7.83%     7.89%
Portfolio Turnover of
 Strategic Income Portfolio                   71%        71%       71%       63%        63%       63%       54%        54%       54%
 High Income Portfolio                       122%       122%      122%       88%        88%       88%       --         --        --

                                                    (see footnotes on last page)

                                                                  YEAR ENDED OCTOBER 31,
                                       -----------------------------------------------------------------------------
                                                         2000                               1999(1)
                                       -----------------------------------------------------------------------------
                                            CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year         $ 9.110     $  8.610    $10.870     $ 9.220     $  8.720    $11.010
                                            --------    ---------   --------    --------    --------    --------
Income (loss) from operations
Net investment income                       $ 0.795     $  0.674    $ 0.850     $ 0.852     $  0.731    $ 0.912
Net realized and unrealized gain (loss)      (0.698)      (0.651)    (0.826)     (0.095)      (0.105)    (0.132)
                                            --------    ---------   --------    --------    ---------   --------
Total income from operations                $ 0.097     $  0.023    $ 0.024     $ 0.757     $  0.626    $ 0.780
                                            --------    ---------   --------    --------    ---------   --------
Less distributions
From net investment income                  $(0.847)    $ (0.723)   $(0.904)    $(0.819)    $ (0.688)   $(0.872)
Tax return of capital                            --           --         --      (0.048)      (0.048)    (0.048)
                                            --------    ---------   --------    --------    ---------   --------
Total distributions                         $(0.847)    $ (0.723)   $(0.904)    $(0.867)    $ (0.736)   $(0.920)
                                            --------    ---------   --------    --------    ---------   --------
Net asset value - End of year               $ 8.360     $  7.910    $ 9.990     $ 9.110     $  8.610    $10.870
                                            --------    ---------   --------    --------    ---------   --------
Total Return(3)                                0.88%        0.07%      0.02%       8.40%        7.32%      7.23%

Ratios/Supplemental Data:
Net assets, end of year (000's omitted)     $10,350     $152,535    $40,023     $ 6,050     $155,768    $30,882
Ratios (as a percentage of average
 daily net assets):
  Expenses(4)                                  1.19%        1.98%      2.00%       1.08%        1.96%      2.03%
  Net investment income                        8.83%        7.99%      7.94%       9.20%        8.31%      8.22%
Portfolio Turnover of
 Strategic Income Portfolio                      49%          49%        49%         47%          47%        47%
 High Income Portfolio                           --           --         --          --           --         --

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.

(2) The Fund, through its investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolios reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 for each Class follows. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation. Class
     A: decrease net investment income per share by $0.095, decrease net realized and unrealized loss per share by $0.095 and decrease the ratio of net investment income to average net assets from 7.58% to 6.39%; Class B: decrease net investment income per share by $0.090, decrease net realized and unrealized loss per share by $0.090 and decrease the ratio of net investment income to average net assets from 6.86% to 5.68%; Class C: decrease net investment income per share by $0.113, decrease net realized and unrealized loss per share by $0.113 and decrease the ratio of net investment income to average net assets from 6.88% to 5.69%.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

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MORE INFORMATION
--------------------------------------------------------------------------------

     ABOUT THE FUND: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolios' investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com


     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     ABOUT SHAREHOLDER ACCOUNTS: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122


The Fund's SEC File No. is 811-4015                                          SIP


350-3/04                                         (C) 2004 Eaton Vance Management

                                                     STATEMENT OF
                                                     ADDITIONAL INFORMATION
                                                     March 1, 2004



                        EATON VANCE STRATEGIC INCOME FUND

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 1-800-262-1122


This Statement of Additional Information ("SAI") provides general information about the Fund and the Portfolios the Fund may invest in. The Fund is a series of Eaton Vance Mutual Funds Trust. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

                                     Page                                  Page
Strategies and Risks                   2   Purchasing and Redeeming Shares  27
Investment Restrictions               12   Sales Charges                    28
Management and Organization           14   Performance                      31
Investment Advisory and                    Taxes                            32
 Administrative Services              23   Portfolio Securities
Other Service Providers               25    Transactions                    33
Calculation of Net Asset Value        26   Financial Statements             36

Appendix A: Class A Fees,                  Appendix C: Class C Fees,
 Performance and Ownership            37    Performance and Ownership       41
Appendix B: Class B Fees,                  Appendix D: Description of
 Performance and Ownership            39    Securities Ratings              43


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund's prospectus dated March 1, 2004, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.


(C) 2004 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

As stated in the prospectus, the Fund currently invests in one or more investment companies managed by Eaton Vance or an affiliate. Unless the context indicates otherwise, the term "Portfolio" refers to each such investment company except that under "Strategies and Risks" the use of the term "Portfolio" in the description of an investment practice or technique refers to any Portfolio that may engage in that investment practice or technique (as described in the prospectus).

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

FIXED-INCOME SECURITIES. Fixed-income securities include preferred, preference and convertible securities, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

Fixed-rate bonds may have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, it will not be assigned any separate value. Floating or variable rate obligations may be acquired as short-term investments pending longer term investment of funds.

Certain securities may permit the issuer at its option to "call," or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, a Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security's market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. Credit quality in the high yield, high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. In addition to lower rated securities, the Boston Income Portfolio and High Income Portfolio also may invest in higher rated securities. For portfolio asset composition by rating category for Boston Income Portfolio and High Income Portfolio, see below. For a description of corporate bond ratings, see Appendix D.

OTHER INCOME PRODUCING SECURITIES. Other income producing securities in which Strategic Income Portfolio may invest include, but are not limited to, securities of real estate investment trusts, stripped debt obligations, closed-end investment companies (that invest primarily in debt securities the Portfolio could invest in) and common stock expected to produce income. Securities of real estate investment trusts, such as debentures, are affected by conditions in the real estate industry and interest rates. Stripped debt obligations are comprised of principal only or interest only obligations. The value of closed-end investment company securities, which are generally traded on an exchange, is affected by demand for those securities regardless of the demand for the underlying portfolio assets.











LOWER RATED SECURITIES. Investments in high yield, high risk obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. The value of such investments may also be subject to a greater degree of volatility in response to interest rate fluctuations, economic downturns and changes in the financial condition of the issuer. The value of Fund shares may decline when interest rates rise, when the supply of suitable bonds exceeds market demand, or in response to a significant drop in the stock market. These securities generally are less liquid than higher quality securities. During periods of deteriorating economic conditions and contractions in the credit markets, the ability of such issuers to service their debt, meet projected goals and obtain additional financing may be impaired. The investment adviser will take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation held or acquired as a result of any such event. Taking protective action with respect to portfolio obligations in default and assets securing such obligations will result in additional expense.

For the fiscal years ended September 30, 2003 and October 31, 2003, respectively, the weighted average composition of the securities rated below investment grade by Moody's or unrated owned by Boston Income Portfolio and High Income Portfolio, respectively, equaled 97.5% and 99.9%, respectively, of each Portfolio's net assets.

The weighted average was calculated on a dollar weighted basis and was computed at the end of each month during each period.

FOREIGN INVESTMENTS. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

FOREIGN CURRENCY TRANSACTIONS. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto must be considered to be investment grade by the investment adviser at the time the swap is entered into. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance will be adversely affected.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

ZERO COUPON BONDS. Boston Income Portfolio and High Income Portfolio may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind ("PIK securities"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK securities provide that the issuer thereof may, at its option, pay interest in cash or in the form of additional securities. Such investments may experience greater volatility in market value due to changes in interest rates. The Portfolio accrues income on these investments and is required to distribute its share of Portfolio income each year. The Portfolio may be required to sell securities to obtain cash needed for income distributions.

DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities and other indices, other financial instruments or currencies; options on futures contracts and stock index futures, exchange-traded exchange traded and over-the-counter options on securities, indices or currencies; the purchase of put optinos and the sale of call options on securities held, equity swaps, and the purchase and sale of currency futures, forward foreign currency exchange contracts; warrants; interest rate, total return, default and currency swaps. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Each Portfolio has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. There can be no assurance that the use of derivative instruments will be advantageous.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security. For Investment Grade Income Portfolio credit exposure on equity swaps to any one counterparty will be limited to 5% or less of net assets. Call options written on securities by the Portfolio will be covered by ownership of the securitiessubject to the call option or an offsetting option.

DERIVATIVES ON ECONOMIC INDICES. Strategic Income Portfolio may trade derivatives on economic data releases, such as, but not limited to, employment, retail sales, industrial production, inflation, consumer sentiment and economic growth to minimize exposure to adverse market movements in response to the release of economic data and to enhance return. Derivatives on economic indices are currently offered in an auction format and are booked and settled as OTC options. Participants buy and sell these options by submitting limit order bids and offers. Auctions take place at least 24 hours prior to the release of the applicable economic data. At the close of the auction, orders are filled at the best available price, but within the parameters of the order. Prices of the options are based on the relative demand for their implied outcome. Derivatives on economic statistics are subject to risks similar to those applicable to the derivative instruments described above but may also be subject to additional liquidity risk.

CREDIT DEFAULT SWAPS. From time to time, Strategic Income Portfolio, Boston Income Portfolio, Floating-Rate Portfolio and High Income Portfolio may use credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds. The issuer of the bonds underlying a credit default swap may be a corporation, the federal or state government ior any of their agencies or instrumentalities, or a foreign government or any of its agencies or instrumentalities. Boston Income Portfolio, Floating-Rate Portfolio and High Income Portfolio may also purchase credit linked notes. In a credit default swap, the buyer of credit protection agrees to pay the seller a periodic premium payment in return for the seller paying the amount under par at which a bond is trading if an event occurs that impacts the payment ability of the issuer of the underlying bonds. If such a transaction is to be physically settled, the buyer of the protection delivers to the seller a credit instrument that satisfies the delivery conditions outlined in the trade confirmation. The seller of the credit protection then pays the buyer the par value of the delivered instrument. In a cash settled transaction, the buyer of protection receives from the seller the difference between the market value of the credit instrument and the par value. Credit linked notes are collateralized with a portfolio of securities having an aggregate AAA rating. Credit linked notes are purchased from a trust or other special purpose vehicle that pays a fixed or floating coupon during the life of the note. At maturity, investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a counterparty, and in the event of default, the trust pays the counterparty par minus the recovery rate in exchange for an annual fee that is passed on to the investors in the form of a higher yield on the notes. Credit linked notes are collateralized with a portfolio of securities having an aggregate AAA rating. Credit linked notes are purchased from a trust or other special purpose vehicle that pays a fixed or floating coupon during the life of the note. At maturity, investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a counterparty, and in the event of default, the trust pays the counterparty par minus the recovery rate in exchange for an annual fee that is passed on to the investors in the form of a higher yield on the notes. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction

Boston Income Portfolio and High Income Portfolio may engage in options, futures contracts and options on futures contracts on high yield corporate bond indices, as well as stock indices, in order to hedge exposure to the high yield bond market. A Portfolio may enter into stock index futures and options only when the investment adviser believes there is a correlation between the composition of part of the Portfolio and the underlying index. Hedging transactions may not be effective because of imperfect correlation and other factors. These transactions also involve a risk of loss or depreciation due to counterparty risk, unexpected market, interest rate or security price movements, and tax and regulatory constraints.

ASSET COVERAGE. To the extent required by SEC guidelines, the Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

REAL ESTATE INVESTMENT TRUSTS. The Portfolios may invest in real estate investment trusts ("REITs"), and therefore, are subject to the special risks associated with the real estate industry and market to the extent a Portfolio invests in REITs. Securities of companies in the real estate industry such as REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates.

By investing in REITs indirectly through a Portfolio, the Fund will bear REIT expenses in addition to Portfolio expenses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. While it is not possible to accurately predict the life of a particular issue of a mortgage-backed security, the actual life of any such security is likely to be substantially less than the average maturity of the mortgage pool underlying the security. This is because unscheduled early prepayments of principal on a mortgage-backed security will result from the prepayment, refinancing or foreclosure of the underlying loans in the mortgage pool. The monthly payments (which may include unscheduled prepayments) on such a security may be able to be reinvested only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, this type of security is less effective than other types of obligations as a means of "locking-in" attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed securities may have a comparable risk of decline in market value during periods of rising interest rates. If such a security has been purchased at a premium above its par value, both a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment and will reduce performance. If such a security has been purchased at a discount from its par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current yield and total returns and will accelerate the recognition of income, which when distributed to Fund shareholders, will be taxable as ordinary income. While asset-backed securities are also susceptible to prepayment risk, the collateral supporting asset-backed securities is generally of shorter maturity than mortgage loans and is less likely to experience substantial unscheduled prepayments. However, the collateral securing such securities may be more difficult to liquidate than mortgage loans. Moreover, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Investment Grade Income Portfolio may invest in stripped MBS and indexed securities.

Collateralized mortgage obligations ("CMOs") are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. Because the interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest to each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding.














SHORT SALES. The Strategic Income Portfolio may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which it sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. It is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced the Portfolio is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, it also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio also will incur transaction costs in effecting short sales. It will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest it may be required to pay, if any, in connection with a short sale.

Each Portfolio may engage in short sales "against-the-box". Such transactions occur when the Portfolio sells a security short and it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation, or holds cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short. In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver appreciated stock to close the position if the borrowed stock is called in by the lender, causing a taxable gain to be recognized. Tax rules regarding constructive sales of appreciated financial positions may also require the recognition of gains prior to the closing out of short sales against the box and other risk-reduction transaction.

INVESTMENT COMPANY SECURITIES. Strategic Income Portfolio may invest in closed-end ivnestment companies which invest primarily in debt securities the Portfolio could invest in and Floating Rate Portfolio may invest in closed-end investment companies which invest in floating rate instruments. The value of common shares of closed-end investment companies, which are generally traded on an exchange, is affected by the demand for those securities regardless of the demand for the underlying portfolio assets. Investment Grade Income Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the investment adviser. Each Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio so investors in the Fund will be subject to a duplication of fees.

CONCENTRATION. Strategic Income Portfolio may concentrate investments in obligations of domestic and foreign companies in the group consisting of the banking and the financial services industries. Companies in the banking industry include U.S. and foreign commercial banking institutions (including their parent holding companies). Companies in the financial services industry include finance companies, diversified financial services companies and insurance and insurance holding companies. Companies engaged primarily in the investment banking, securities, investment advisory or investment company business are not deemed to be in the financial services industry for this purpose. These securities may be affected by economic or regulatory developments in or related to such industries. Sustained increases in interest rates can adversely affect the availability and cost of funds for an institution's lending activities, and a deterioration in general economic conditions could increase the institution's exposure to credit losses.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions are not entered into for the purpose of investment leverage.

SENIOR LOANS. Boston Income Portfolio, Floating Rate Portfolio and High Income Portfolio may invest in interests in senior floating rate loans ("Senior Loans").

STRUCTURE OF SENIOR LOANS. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Portfolio typically purchases "Assignments" from the Agent or other Loan Investors. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Portfolio also may invest in "Participations". Participations by the Portfolio in a Loan Investor's portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Portfolio may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital
raising   activities   generally  and  fluctuations  in  the  financial  markets
generally.

The Portfolio will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Portfolio and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency (each a "Rating Agency")) or determined by the investment adviser to be of comparable quality. Securities rated Baa by Moody's have speculative characteristics. Similarly, the Portfolio will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the investment adviser to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

LOAN COLLATERAL. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and/or (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a Borrower's obligations under a Senior Loan.

CERTAIN FEES PAID TO THE PORTFOLIO. In the process of buying, selling and holding Senior Loans, the Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolio buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Portfolio may include amendment fees.

BORROWER COVENANTS. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

ADMINISTRATION OF LOANS. In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Portfolio will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Portfolio will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolio and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Portfolio were determined to be subject to the claims of the Agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

PREPAYMENTS. Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolio derives interest income will be reduced. However, the Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Portfolio should be able to reinvest prepayments in other Senior Loans that have similar yields (subject to market conditions) and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS. From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Portfolio or may be intermediate participants with respect to Senior Loans in which the Portfolio owns interests. Such banks may also act as Agents for Senior Loans held by the Portfolio.

The Portfolio may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

The Portfolio may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Portfolio may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

The Portfolio will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Portfolio may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolio's security interest in the loan collateral or subordinate the Portfolio's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolio's security interest in loan collateral. If the Portfolio's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Portfolio would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Portfolio could also have to refund interest (see the Prospectus for additional information).

The Portfolio may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio's purchase of a Senior Loan. The Portfolio may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Portfolio's investment policies.

REGULATORY CHANGES. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

ILLIQUID SECURITIES. Each Portfolio may invest up to 15% of net assets in illiquid securities. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Portfolio invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.






It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. Each Portfolio may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

LENDING PORTFOLIO SECURITIES. As described in the Prospectus, Strategic Income Portfolio may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the investment adviser to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. Strategic Income Portfolio may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand.

Strategic Income Portfolio may also seek to earn income on securities loans by reinvesting cash collateral in any other securities consistent with its investment objective and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this Statement of Additional Information.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to Strategic Income Portfolio for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either Strategic Income Portfolio or the borrower at any time. Upon termination and return of the loaned securities, Strategic Income Portfolio would be required to return the related collateral to the borrower and, if this collateral has been reinvested, it may be required to liquidate portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in Strategic Income Portfolio realizing a loss at a time when it would not otherwise do so. Strategic Income Portfolio also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and Statement of Additional Information.

Strategic Income Portfolio will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and Strategic Income Portfolio will not be entitled to exercise voting or other beneficial rights on loaned securities. Strategic Income Portfolio will exercise its right to terminate loans and thereby regain these rights whenever the investment adviser considers it to be in Strategic Income Portfolio's interest to do so, taking into account the related loss of reinvestment income and other factors.

EQUITY INVESTMENTS. From time to time, when consistent with its investment objective, Strategic Income Portfolio may invest less than 5% of its net assets in non-income producing common stocks or other non-income producing equity securities. Equity securities Strategic Income Portfolio receives upon conversion of convertible securities, such as convertible bonds, may be retained. Strategic Income Portfolio may also purchase warrants. Boston Income Portfolio and High Income Portfolio may invest in common stocks, preferred stocks, warrants and other equity securities when consistent with a Portfolio's objective or acquired as part of a fixed-income security. Equity investments for Investment Grade Income Portfolio include common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible pereferred stocks and other convertible debt instruments; and warrants. Equity securities are sensitive to stock market volatility. Changes in stock market values can be sudden and unpredictable. Even if values rebound, there is no assurance they will return to previous levels. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They create no ownership rights in the underlying security and pay no dividends. The price of warrants does not necessarily move parallel to the price of the underlying security.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS. Strategic Income Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the

Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the investment adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

INTEREST RATE SWAPS, TOTAL RETURN SWAPS AND FORWARD RATE CONTRACTS. Boston Income Portfolio, Floating-Rate Portfolio and High Income Portfolio may enter into interest rate swaps and Strategic Income Portfolio will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes and because a segregated account will be used, the Portfolio will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate or total return swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregated asset value at least equal to the accrued excess will be segregated by the Portfolio's custodian. The Portfolio will not enter into any interest rate or total return swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by BMR. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The interest rate swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the interest rate swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Boston Income Portfolio and High Income Portfolio may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

TEMPORARY INVESTMENTS. Each Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. Investment Grade Income Portfolio may also invest in such instruments in pursuit of its objective.

PORTFOLIO TURNOVER. A Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rates of Stategic Income Portfolio and Investment Grade Income Portfolio will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Portfolio were replaced in a period of one year. Annual turnover rates of Boston Income Portfolio and High Income Portfolio may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (such as 100% or more) necessarily involves greater expenses to the Portfolio and may result in the realization of substantial net short-term capital gains. Strategic Income Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities of different countries, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Portfolio's rate of turnover and may increase the incidence of net short-term capital gains allocated to the Fund by the Portfolio which, upon distribution by the Fund, are taxable to Fund shareholders as ordinary income.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

     (1) Purchase any security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if such purchase, at the time thereof, would cause 25% or more of the Fund's total assets (taken at market value) to be invested in the securities of issuers in any single industry, provided that the electric, gas and telephone utility industries shall be treated as separate industries for purposes of this restriction;

     (2) Borrow money or issue senior securities except as permitted by the 1940 Act;

     (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

     (4) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

     (5) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

     (6) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities, provided that the Fund may enter into all types of futures and forward contracts on currency, securities and securities, economic and other indices and may purchase and sell options on such futures contracts; or

     (7) Make loans to any person, except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

In connection with Restriction (2) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; moreover, subject to Trustee approval the Fund may invest its investable assets in other open-end management investment companies in the same group of investment companies with the same investment adviser as the Portfolio (or an affiliate) if, with respect to such assets, the other companies' permitted investments are substantially the same as those of the Fund.

Each Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund, except that:

     (a) Boston Income, High Income and Investment Grade Income Portfolios may not, with respect to 75% of total assets of a Portfolio, purchase any security if such purchase, at the time thereof, would cause more than 5% of the total assets of the Portfolio (taken at market value) to be invested in the securities of a single issuer, or cause more than 10% of the total outstanding voting securities of such issuer to be held by the Portfolio, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

     (b) For purposes of the concentration policy set forth in restriction (1) above, Investment Grade Portfolio treats the electric, gas, water and telephone industries, commercial banks, thrift institutions and finance companies as separate industries for the purpose of the 25% test and Floating Rate Portfolio treats the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies as separate industries for the purpose of the 25% test and has no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; and

     (c) For the purposes of restriction (7) above, Floating Rate Portfolio may lend cash consistent with applicable law.

The following nonfundamental investment policies been adopted by the Fund and Portfolio. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's shareholders or, with respect to the Portfolio, without approval of the Fund or its other investors. Each Fund and Portfolio will not:





     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated  account cash or other liquid securities

          (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

     * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund and Portfolio to dispose of such security or other asset. However, the Fund and Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above.

                           MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees of the Portfolio are responsible for the overall management and supervision of the affairs of the Portfolio. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund.

As used in the table below, "BIP" refers to Boston Income Portfolio, "FRP" refers to Floating-Rate Portfolio, "IGIP" refers to Investment Grade Income Portfolio, "HIP" refers to High Income Portfolio and "SIP" refers to Strategic Income Portfolio.

                                                                                                 Number of
                                                                                               Portfolios in
                        Positions(s) with                                                      Fund Complex
                            the Trust/     Term of Office and  Principal Occupation(s) During   Overseen By         Other
Name and Date of Birth      Portfolios     Length of Service         Past Five Years            Trustee(1)     Directorships Held
----------------------      ----------     -----------------         ---------------            ----------     ------------------
Interested Trustees
JESSICA M. BIBLIOWICZ   Trustee            Trustee of the      Chairman, President and Chief       193         Director of National
11/28/59                                   Trust, HIP and SIP  Executive Officer of National                   Financial Partners
                                           since 1998, of FRP  Financial Partners (financial
                                           and IGIP since      services company) (since April
                                           2000 and of BIP     1999). President and Chief
                                           since 2001          Operating Officer of John A.
                                                               Levin & Co. (registered
                                                               investment adviser) (July 1997
                                                               to April 1999) and a Director of
                                                               Baker, Fentress & Company, which
                                                               owns John A. Levin & Co. (July
                                                               1997 to April 1999). Ms. Bibliowicz
                                                               is an interested person because of
                                                               her affiliation with a brokerage
                                                               firm.












JAMES B. HAWKES         Trustee            Trustee of the      Chairman, President and Chief       195         Director of EVC
11/9/41                                    Trust since 1991;   Executive Officer of BMR, Eaton
                                           of HIP and SIP      Vance, EVC and EV; Director of EV;
                                           since 1992, of FRP  Vice President and Director of EVD.
                                           and IGIP since      Trustee and/or officer of 194
                                           2000 and of BIP     registered investment companies
                                           since 2001          in the Eaton Vance Fund Complex.
                                                               Mr. Hawkes is an interested person
                                                               because of his positions with BMR,
                                                               Eaton Vance, EVC and EV, which are
                                                               affiliates of the Trust and
                                                               Portfolio.

                                       14

                                                                                                 Number of
                                                                                               Portfolios in
                        Positions(s) with                                                      Fund Complex
                            the Trust/     Term of Office and  Principal Occupation(s) During   Overseen By         Other
Name and Date of Birth      Portfolios     Length of Service         Past Five Years            Trustee(1)     Directorships Held
----------------------      ----------     -----------------         ---------------            ----------     ------------------

Noninterested Trustees

SAMUEL L. HAYES, III    Trustee            Trustee of the      Jacob H. Schiff Professor of        195         Director of Tiffany &
2/23/35                                    Trust since 1986;   Investment Banking Emeritus,                    & Co. (specialty
                                           of HIP and SIP      Harvard University Graduate                     retailer) and
                                           since 1993, of FRP  School of Business                              Telect, Inc.
                                           and IGIP since      Administration.                                 (telecommunication
                                           2000 and of BIP                                                     services company)
                                           since 2001

WILLIAM H. PARK         Trustee            Since 2003          President and Chief Executive       192         None
9/19/47                                                        Officer, Prizm Capital
                                                               Management, LLC (investment
                                                               management firm) (since 2002).
                                                               Executive Vice President and
                                                               Chief Financial Officer, United
                                                               Asset Management Corporation
                                                               (a holding company owning
                                                               institutional investment
                                                               management firms) (1982-2001).

RONALD A. PEARLMAN      Trustee            Since 2003          Professor of Law, Georgetown        192          None
7/10/40                                                        University Law Center (since
                                                               1999). Tax Partner, Covington &
                                                               Burling, Washington, DC (1991-2000).

NORTON H. REAMER        Trustee            Trustee of the      President, Chief Executive Officer  195          None
9/21/35                                    Trust since 1986;   and a Director of Asset Management
                                           of HIP and SIP      Finance Corp. (a specialty
                                           since 1993, of FRP  finance company serving the
                                           and IGIP since      investment management industry)
                                           2000 and of BIP     (since October 2003). President
                                           since 2001          Unicorn Corporation (an investment
                                                               and financial advisory services
                                                               company) (since September 2000).
                                                               Formerly, Chairman, Hellman,
                                                               Jordan Management Co., Inc. (an
                                                               investment management company)
                                                               (2000-2003). Formerly, Advisory
                                                               Director of Berkshire Capital
                                                               Corporation (investment banking
                                                               firm) (2002-2003). Formerly,
                                                               Chairman of the Board, United
                                                               Asset Management Corporation (a
                                                               holding company owning institutional
                                                               investment management firms) and
                                                               Chairman, President and Director,
                                                               UAM Funds (mutual funds) (1980-2000).

LYNN A. STOUT           Trustee            Trustee of the      Professor of Law, University of     195          None
9/14/57                                    Trust, HIP and SIP  California at Los Angeles School
                                           since 1998, of FRP  of Law (since July 2001). Formerly,
                                           and IGIP since      Professor of Law, Georgetown
                                           2000 and of BIP     University Law Center.
                                           since 200

(1)  Includes both master and feeder funds in a master-feeder structure.

Principal Officers who are not Trustees

                          Position(s) with the     Term of Office
Name and Date of Birth      Trust/Portfolios      Length of Service    Principal Occupation(s) During Past Five Years
----------------------      ----------------      -----------------    ----------------------------------------------
THOMAS E. FAUST JR.       President of the Trust  Since 2002           Executive Vice President of Eaton Vance, BMR, EVC and EV.
5/31/58                                                                Chief Investment Officer of Eaton Vance and BMR and Director
                                                                       of EVC. Chief Executive Officer of Belair Capital Fund LLC,
                                                                       Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport
                                                                       Capital Fund LLC and Belrose Capital Fund LLC (private
                                                                       investment companies sponsored by Eaton Vance). Officer of 54 registered investment companies managed by Eaton Vance or
                                                                       BMR.

WILLIAM H. AHERN, JR.     Vice President of the   Since 1995           Vice President of Eaton Vance and BMR. Officer of 36
7/28/59                   Trust                                        registered investment companies managed by Eaton Vance or
                                                                       BMR.





THOMAS J. FETTER          Vice President of the   Since 1997           Vice President of Eaton Vance and BMR. Trustee and President
8/20/43                   Trust                                        of The Massachusetts Health & Education Tax-Exempt Trust.
                                                                       Officer of 128 registered investment companies managed by
                                                                       Eaton Vance or BMR.

THOMAS P. HUGGINS         Vice President of HIP   For HIP since 2000,  Vice President of Eaton Vance and BMR. Officer of 7
3/7/66                    and BIP                 for BIP since 2001   registered investment companies managed by Eaton Vance or
                                                                       BMR.

ELIZABETH S. KENYON       President of IGIP       Since 2002*          Vice President of Eaton Vance and BMR. Officer of 2
9/8/59                                                                 registered investment companies managed by Eaton Vance or
                                                                       BMR.

THOMAS H. LUSTER          Vice President of       Since 2002           Vice President of Eaton Vance and BMR. Officer of 13
4/8/62                    IGIP                                         registered investment companies managed by Eaton Vance or
                                                                       BMR.

MICHAEL R. MACH          Vice President of the    Since 1999           Vice President of Eaton Vance and BMR. Previously, Managing
7/15/47                  Trust                                         Director and Senior Analyst for Robertson Stephens
                                                                       (1998-1999). Officer of 24 registered investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH       Vice President of the   Since 1998           Vice President of Eaton Vance and BMR. Officer of 128
1/22/57                   Trust                                        registered investment companies managed by Eaton Vance or
                                                                       BMR.

SCOTT H. PAGE             Vice President of FRF   Since 2000           Vice President of Eaton Vance and BMR. Officer of 12
11/30/59                                                               registered investment companies managed by Eaton Vance or
                                                                       BMR.

DUNCAN W. RICHARDSON      Vice President of the   Since 2001           Senior Vice President and Cheif Equity Investment Officer of
10/26/57                  Trust                                        Eaton Vance and BMR. Officer of 42 registered investment
                                                                       companies managed by Eaton Vance or BMR.


WALTER A. ROW, III        Vice President of the  Since 2001            Director of Equity Research and a Vice President of Eaton
7/20/57                   Trust                                        Vance and BMR. Officer of 22 registered investment companies managed by Eaton Vance or BMR.

JUDITH A. SARYAN          Vice President of the  Since 2003            Vice President of Eaton Vance and BMR. Previously, Portfolio
8/21/54                   Trust                                        Manager and Equity Analyst for State Street Global Advisors
                                                                       (1980-19899). Officer of 23 registered investment companies managed by Eaton Vance or BMR.

SUSAN SCHIFF              Vice President of the  Since 2002            Vice President of Eaton Vance and BMR. Officer of 26
3/13/61                   Trust and Strategic                          registered investment companies managed by Eaton Vance or
                          Income Portfolio                             BMR.

PAYSON F. SWAFFIELD       President of FRF       Since 2002*           Vice President of Eaton Vance and BMR. Officer of 12
8/13/56                                                                registered investment companies managed by Eaton Vance or
                                                                       BMR.

MARK S. VENEZIA           President of Strategic Since 2002*           Vice President of Eaton Vance and BMR. Officer of 3
5/23/49                   Income Portfolio                             registered investment companies managed by Eaton Vance or
                                                                       BMR.

MICHAEL W. WEILHEIMER     President of High      Since 2002*           Vice President of Eaton Vance and BMR. Officer of 9
2/11/61                   Income Portfolio                             registered investment companies managed by Eaton Vance or
                                                                       BMR.

WILLIAM J. AUSTIN, JR.    Treasurer of IGIP      Since 2002*           Vice President of Eaton Vance and BMR. Officer of 58
12/27/51                                                               registered investment companies managed by Eaton Vance or
                                                                       BMR.

BARBARA E. CAMPBELL       Treasurer of HIP, SIP  Since 2002*           Vice President of Eaton Vance and BMR. Officer of 194
6/19/57                   FRP and BIP                                  registered investment companies managed by Eaton Vance or
                                                                       BMR.

JAMES L. O'CONNOR         Treasurer of the        Since 1989           Vice President of BMR, Eaton Vance and EVD. Officer of 117
4/1/45                    Trust                                        registered investment companies managed by Eaton Vance or
                                                                       BMR.

ALAN R. DYNNER            Secretary               Since 1997           Vice President, Secretary and Chief Legal Officer of BMR,
10/10/40                                                               Eaton Vance, EVD, EV and EVC. Officer of 195 registered
                                                                       investment companies managed by Eaton Vance or BMR>

* Prior to 2002, Ms. Kenyon served as Vice President of IGIP since 2001, Mr. Swaffield served as Vice President of FRP since 2000, Mr. Venezia served as Vice President of SIP since 1992 and Mr. Weilheimer served as Vice President of HIP since 1995. Mr. Austin served as Assistant Treasurer of IGIP since 2000 and Ms. Campbell served as Assistant Treasurer of SIP since 1998, of HIP since 1993 and of FRP since 2000.

The Board of Trustees of the Trust and the Portfolio have several standing Committees including the Governance Committee, the Audit Committee and the Special Committee. The Governance and Audit Committees are each comprised of only noninterested Trustees. The Special Committee is comprised of five noninterested Trustees and one interested Trustee. The Contract Review Subcommittee of the Special Committee is comprised of only noninterested Trustees.

The Governance Committee of the Board of Trustees of the Trust and the Portfolio is comprised of the noninterested Trustees. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and the compensation of noninterested Trustees. The Governance Committee was previously named the Nominating Committee; its name was changed and a new charter adopted in March 2003. The Governance Committee's charter was revised again in February 2004. The Nominating Committee's purpose was to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees was comprised of noninterested Trustees. During the fiscal year ended October 31, 2003, the Governance Committee (and its predecessor Committee) convened six times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted to the Governance Committee, contains sufficient background information concerning the candidate and is received in a sufficiently timely manner.

Messrs. Reamer (Chairman), Hayes, Park and Ms. Stout are members of the Audit Committee of the Board of Trustees of the and the Portfolio. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's functions include (i) overseeing the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, the internal controls of certain service providers, as appropriate, and the quality and integrity of the Fund and Portfolio's financial statements and independent audit thereof;
(ii) approving the selection, evaluation and, when appropriate, replacement of the Fund and Portfolio's independent auditors; and (iii) evaluating the qualification, independence, and performance of the Fund and Portfolio's independent auditors. During the fiscal year ended October 31, 2003, the Audit Committee convened twice.

Messrs. Hayes (Chairman), Park, Pearlman and Reamer and Ms. Bibliowicz and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Trust and the Portfolio. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, Portfolio or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Bibliowicz and Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund and Portfolio, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any of the Fund and Portfolio's service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, Portfolio or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund and Portfolio. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee having the following duties and powers:

     * To request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act.

     * To make recommendations, not less frequently than annually, to the Board of Trustees with respect to the continuation, modification or termination of all such service contracts and 12b-1 plans.

     * To consider and recommend criteria to govern the allocation of expenses among funds and between funds and their service providers; and to review the allocation of actual expenses on the basis of such criteria.

     * To review and approve the terms and amount of joint directors' and officers' errors and omissions insurance coverage with respect to the Fund and Portfolio, including the criteria by which the premium payable under any such policies shall be allocated among funds and other parties insured thereunder.

     * To consider and make recommendations to the Board of Trustees with respect to all matters involving an actual or potential conflict of interest between the interests of Eaton Vance or any of its affiliated companies, on the one hand, and the Fund and Portfolio, on the other hand.

     * To make recommendations to the Board of Trustees with respect to any other matter appropriate for review by those Trustees who are not "interested persons" of the Trust and the Portfolio or of the investment adviser or sub-adviser, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Trust and the Portfolio.

     * To act on such other matters as may be delegated to the Subcommittee by the Special Committee from time to time.

The members of the Contract Review Subcommittee are Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended October 31, 2003, the Special Committee convened four times.

In considering the renewal of the investment advisory agreement(s) between the Portfolio and the investment adviser, the Special Committee considered, among other things, the following:

     *    An independent report comparing fees (in the case of a renewal);

     * Information on the investment performance (in the case of a renewal), the relevant peer group(s) of funds and appropriate indices;

     * Sales and redemption data in respect of the Fund (in the case of a renewal);

     * The economic outlook and the general investment outlook in the relevant investment markets;

     *    Eaton  Vance's  results  and  financial   condition  and  the  overall
          organization of the investment adviser;

     *    Arrangements regarding the distribution of Fund shares;

     *    The procedures used to determine the fair value of the Fund's assets;

     * Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

     * The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the fund(s) it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

     * The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

     * Operating expenses (including transfer agency expenses) paid to third parties.






The Special Committee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreement(s). The Special Committee noted the benefits of the investment adviser's extensive in-house research capabilitise and the other resources available to the investment adviser. In addition, for Boston Income Portfolio and High Income Portfolio, the Special Committee considered the investment adviser's high-yield portfolio management team, including portfolio managers who perform their own investment and credit analysis and analysts who evaluate issuers' financial resources, operating history and sensitivity to economic conditions. For the Floating Rate Portfolio the Special Committee considered the investment adviser's experience in managing senior loan portfolios, and noted that many of the portfolio managers and analysts have previous experience working for commericial banks and other lending institutions. The Special Committee also took into account the time and attention to be devoted by senior management to the Portfolios and the other funds in the complex. The Special Committee evaluated the level of skill required to manage each of the Portfolios and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of each Portfolio.

In addition to the factors mentioned above, the Special Committee also reviewed the level of the investment adviser's profits in respect of the management of the Eaton Vance funds, including the Portfolio. The Special Committee considered the profits realized by Eaton Vance and its affiliates in connection with the operation of the Portfolio. The Special Committee also considered profit margins of Eaton Vance in comparison with available industry data.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement(s). Nor are the items described herein all encompassing of the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement(s), including the fee structure (described herein) is in the interests of shareholders.

SHARE OWNERSHIP. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2003.

                                                            Aggregate Dollar Range of Equity
                                                           Securities Owned in All Registered
                        Dollar Range of Equity Securities   Funds Overseen by Trustee in the
Name of Trustee                 Owned in the Fund               Eaton Vance Fund Complex
---------------                 ------------------              ------------------------
Interested Trustees
 Jessica M. Bibliowicz                 None                         $10,001 - $50,000
 James B. Hawkes                 $10,001 - $50,000                    over $100,000

Noninterested Trustees
 Samuel L. Hayes, III                  None                           over $100,000
 William H. Park                       None                           over $100,000
 Ronald A. Pearlman                    None                           over $100,000
 Norton H. Reamer                      None                           over $100,000
 Lynn A. Stout                         None                        $50,001 - $100,000

As of December 31, 2003, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2002 and December 31, 2003, no noninterested Trustee (or their immediate family members) had:

     1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

     3.   Any direct or  indirect  relationship  with (i) the Trust or any Fund;
          (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD;
          (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2002 and December 31, 2003, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or the Portfolio or any of their immediate family members served as an officer.

Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust and the Portfolio are paid by the Fund (and other series of the Trust) and the Portfolio, respectively. (A Trustee of the Trust and the Portfolio who is a member of the Eaton Vance organization receives no compensation from the Trust and the Portfolio). During the fiscal year ended October 31, 2003, the Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Trust and the Portfolio. For the year ended December 31, 2003, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

Source of                          Jessica M.     Samuel L.     William H.      Ronald A.      Norton H.     Lynn A.
Compensation                       Bibliowicz       Hayes        Park(3)       Pearlman(3)      Reamer        Stout
------------                       ----------     ---------     ----------     -----------     ---------     -------
Trust(2)                            $ 10,886      $ 10,590     $  4,120          $  3,439       $  9,836    $ 10,545
Strategic Portfolio                    2,235         2,579          970(4)            775          2,378       2,339(5)
Boston Income Portfolio                4,375         4,559        1,760(6)          1,436          4,221       4,365(7)
Floating Rate Portfolio                4,609         4,778        1,824(8)          1,503          4,426       4,594(9)
High Income Portfolio                  4,182         4,379        1,651(10)         1,350          4,054       4,182(11)
Investment Grade Income Portfolio      1,299         1,700          488(12)           364          1,560       1,439(13)
Total                                160,000       183,750       98,333(14)        85,000        170,833     167,500(15)

 (1) As of March 1, 2004, the Eaton Vance fund complex consists of 196 registered investment companies or series thereof.
 (2) The Trust consisted of 22 Funds as of October 31, 2003.
 (3) Messrs. Park and Pearlman became Trustees in June of 2003.
 (4) Includes $970 of deferred compensation.
 (5) Includes $428 of deferred compensation.
 (6) Includes $1,760 of deferred compensation.
 (7) Includes $791 of deferred compensation.
 (8) Includes $1,651 of deferred compensation.
 (9) Includes $845 of deferred compensation.
(10) Includes $1,651 of deferred compensation.
(11) Includes $761 of deferred compensation.
(12) Includes $488 of deferred compensation.
(13) Includes $250 of deferred compensation.
(14) Includes $42,830 of deferred compensation.
(15) Includes $18,417 of deferred compensation.

The interested and noninterested Trustees of Boston Income Portfolio, Floating Rate Portfolio, High Income Portfolio and Investment Grade Income Portfolio are the same persons as those of the Strategic Income Portfolio. The Committee structure and Trustee compensation policies of each of the Portfolios are identical.

ORGANIZATION

The Fund is a series of the Trust, which was organized under Massachsuetts law on May 7, 1984 and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

Each Portfolio was organized as a trust under the laws of the state of New York on May 1, 1992 and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Fund may be required to vote on matters pertaining to the Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

PROXY VOTING POLICY. The Boards of Trustees of the Trust and Portfolio have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund's and Portfolio's investment adviser and adopted the investment adviser's proxy voting policies and procedures (the "Policies") which are described below. The Trustees will review the Fund's and Portfolio's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Boards' Special Committee except as contemplated under the Fund Policy. The Boards' Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund and Portfolio will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the proxy will either be voted strictly in accordance with the Policies or the investment adviser will seek instruction on how to vote from the Special Committee. Effective August 31, 2004, information on how the Fund and Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. The investment adviser manages the investments and affairs of the Portfolio and provides related office facilities and personnel subject to the supervision of the Portfolio's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. Each Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities. Unless otherwise specified, the description of the Investment Advisory Agreement set forth below describes each Portfolio's Agreement.

For a description of the compensation that Strategic Income pays the investment adviser, see the prospectus. The following table sets forth the net assets of Strategic Income and the advisory fees earned during the three fiscal years ended October 31, 2003.

 Net Assets at                  Advisory Fee Paid for Fiscal Years Ended
                               ---------------------- ------------------
October 31, 2003       October 31, 2003   October 31, 2002   October 31, 2001
----------------       ----------------   ----------------   ----------------
  $277,081,116            $1,053,507          $922,671          $851,827

As of the date of this SAI, the Fund may invest up to 49.9% of its net assets,in the aggregate, in one or more of the following portfolios: Boston Income Portfolio, Floating Rate Portfolio, High Income Portfolio and Investment Grade Income Portfolio. With respect to assets of the Fund invested in portfolios other than Strategic Income Portfolio, the following tables set forth the net assets of each Portfolio as of the end of their most recent fiscal year, and the advisory fees earned by the investment adviser for the last three fiscal years (or periods) of each Portfolio. A description of the compensation that each Portfolio pays the investment adviser is also set forth below.

                              Boston Income Portfolio Advisory Fee Paid for Fiscal Years Ended
                              ----------------------------------------------------------------
  Net Assets at                                                 Period of 07/23/01   Period of 10/01/00
September 30, 2003    September 30, 2003   September 30, 2002       to 09/30/01          to 07/22/01
------------------    ------------------   ------------------   ------------------   ------------------
  $1,367,986,689          $6,617,148          $5,234,602             $983,668             $3,710,340

With respect to assets of the Fund invested in Boston Income Portfolio, the investment adviser receives a monthly advisory fee equal to 0.625% annually of the average daily net assets of the Portfolio throughout the month.


                                     Floating Rate Portfolio Advisory Fee
                                         Paid for Fiscal Years Ended
                                     ------------------------------------
Net Assets at 10/31/03               10/31/03      10/31/02       10/31/01
----------------------               --------      --------       --------
    $2,217,874,047                  $8,213,946    $7,990,283    $4,641,792(1)


With respect to assets of the Fund invested in Floating Rate Portfolio, the investment adviser receives a monthly advisory fee equal to the following:

Average Daily Net Assets for the Month                 Annual Fee Rate
--------------------------------------                 ---------------
up to $1 billion                                            0.575%
$1 billion, but less than $2 billion                        0.525%
$2 billion, but less than $5 billion                        0.500%
$5 billion and over                                         0.480%


(1) The investment adviser made a reduction of the investment adviser fee of $214,781. In addition, the investment adviser was allocated $115,307 of the Floating Rate Portfolio's operating expenses.


                  High Income Portfolio Advisory Fee Paid for Fiscal Years Ended
 Net Assets at    --------------------------------------------------------------
October 31, 2003      October 31, 2003     October 31, 2002     October 31, 2001
----------------      ----------------     ----------------     ----------------
 $1,164,043,053          $6,229,426           $6,899,519            $7,944,364


With respect to assets of the Fund invested in High Income Portfolio, the investment adviser's monthly fee is equal to the aggregate of (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each category as set forth below, plus (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same category bears to the total daily net assets on such day) in each category.
                                                      Annual          Daily
Category  Daily Net Assets                          Asset Rate      Income Rate
--------  ----------------                          ----------      -----------
   1      up to $500 million                          0.300%           3.00%
   2      $500 million but less than $1 billion       0.275%           2.75%
   3      $1 billion but less than $1.5 billion       0.250%           2.50%
   4      $1.5 billion but less than $2 billion       0.225%           2.25%
   5      $2 billion but less than $3 billion         0.200%           2.00%
   6      $3 billion and over                         0.175%           1.75%


For the fiscal years ended October 31, 2003, 2002 and 2001, the High Income Portfolio advisory fee equaled 0.60%, 0.60% and 0.64%, respectively of the Portfolio's average daily net assets.


                              Investment Grade Income Portfolio Advisory Fee
                                          Paid for Fiscal Year Ended
                              ----------------------------------------------
Net Assets at 12/31/02         12/31/02          12/31/01          12/31/00
----------------------         --------          --------          --------
     $94,066,158               $574,909          $629,144          $534,838


With respect to assets of the Fund invested in Investment Grade Income Portfolio, the investment adviser receives a monthly advisory fee equal to the following:

Average Daily Net Assets for the Month                 Annual Fee Rate
--------------------------------------                 ---------------
up to $130 million                                          0.625%
over $120 million                                           0.500%


Each Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. Each Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser may render services to others. Each Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

ADMINISTRATIVE SERVICES. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement with the Trust, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

Strategic Income Portfolio has engaged BMR to act as its Administrator under an Administration Agreement. The Administration Agreement with BMR continues in effect from year to year so long as such continuance is approved at least annually (i) by the Trustees of Strategic Income Portfolio and (ii) by the vote of a majority of those Trustees of Strategic Income Portfolio who are not interested persons of the Portfolio or of the Administrator. Under the Administration Agreement, BMR is obligated to provide oversight of custodial services to Strategic Income Portfolio and provide certain valuation, legal, accounting and tax assistance and services in connection with certain investments. In return, Strategic Income Portfolio pays BMR as compensation under the Administration Agreement a monthly fee in the amount of 0.0125% (equivalent to 0.15% annually) of the average daily net assets of Strategic Income Portfolio. For the fiscal years ended October 31, 2003, 2002 and 2001, Strategic Income Portfolio paid BMR administration fees of $335,533, $278,297 and $245,934, respectively. The portion of the Fund's assets invested in portfolios other than Strategic Income Portfolio will not be subject to Strategic Income Portfolio's administration fee.










SUB-TRANSFER AGENCY SERVICES. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. Each Fund will pay a pro-rata share of such fee. For the fiscal year ended October 31, 2003, the transfer agent accrued for or paid to Eaton Vance $21,111 for sub-transfer agency services performed on behalf of the Fund.

INFORMATION ABOUT BMR AND EATON VANCE. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV is a wholly-owned subsidiary of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR and Eaton Vance are indirect subsidiaries of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance).
The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

CODE OF ETHICS. Each investment adviser and the Fund and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

EXPENSES. Each Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD.

CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, are the Fund and Portfolio independent accountants, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Each Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

The Trustees have approved and monitor the procedures under which Senior Loans are valued. The investment adviser and the Valuation Committee may implement new pricing methodologies or expand or reduce mark-to-market valuation of Senior Loans in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for Senior Loans. In determining the fair value of a Senior Loan, the investment adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the High Income Portfolio's Trustees based upon procedures approved by the Trustees.

Debt securities (other than mortgage-backed, "pass-through" securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage-backed "pass-through" securities are valued using an independent matrix pricing system applied by the investment adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations maturing in sixty days or less are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the current exchange rate. Equity securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices, or if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest available bid and asked prices on the principal market where the security was traded. Investments for which market quotations are unavailable, including any security the disposition of which is restricted under the Securities Act of 1933, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars on one of the principal markets for such currencies. Generally, trading in foreign securities, derivative instruments and currencies is substantially completed each day at various times prior to the time a Portfolio calculates its net asset value. If an event materially affecting the values of such securities, instruments or currencies occurs between the time such values are determined and the time net asset value is calculated, such securities, instruments or currencies may be valued at fair value.

Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

                         PURCHASING AND REDEEMING SHARES

ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered agreements with the principal underwriter. The sales charge included in the public offering price of Class A shares is divided between the principal underwriter and the investment dealer. The sales charge table is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as administrator, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price of shares acquired on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities. Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an investment dealer, together with a completed and signed Letter of Transmittal in approved form (available from investment dealers). Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton

Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

INFORMATION REGARDING MARKET TIMING AND EXCESSIVE TRADING. The Fund is not intended for market timing or excessive trading. These activities may disrupt portfolio management and increase costs for all shareholders. If an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that is potentially detrimental to the Fund. The Fund and the principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason.

The Fund and the principal underwriter have established guidelines concerning the Fund's market timing and excessive trading policies with respect to Fund shares held in accounts maintained and administered by financial intermediaries (such as banks, broker-dealers and retirement plan administrators). These guidelines include standards indicating situations where market timing or excessive trading are considered to be potentially detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the guidelines to accounts under their control.

                                 SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

PURCHASES AT NET ASSET VALUE. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

STATEMENT OF INTENTION. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

RIGHT OF ACCUMULATION. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class D, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held in trust or fiduciary accounts for the benefit of any such persons, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

CONVERSION FEATURE. Class B shares held for eight years (the "holding period") will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

EXCHANGE PRIVILEGE. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

TAX-SHELTERED RETIREMENT PLANS. Class A and Class C shares are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTION AND SERVICE PLANS

The Trust has in effect a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that Class A shares of the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Class A service fees are paid quarterly in arrears. For the service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 4.5% of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plans also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on November 1, 1997 for the Class A Plan and June 23, 1997 for the Class B and Class C plans. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B and Appendix C.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. Actual yield may be affected by variations in sales charges on investments.

Information about portfolio allocation, portfolio turnover and portfolio holdings at a particular date may be included in advertisements and other material furnished to present and prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ended October 31, 2003.

Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and
(ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolios are treated as partnerships for Massachusetts and federal tax purposes, neither the Fund nor the Portfolios should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The High Income Portfolio's investment in zero coupon, and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Portfolio and, in order to avoid a tax payable by the Fund, the Portfolio may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower-rated or unrated securities may present special tax issues for the Portfolio to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Portfolio's taking certain positions in connection with ownership of such distressed securities.

The Portfolio's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject the Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies;

however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

The Portfolio may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the total assets of the Portfolio will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, such foreign taxes.

A portion of distributions made by the Fund which are derived from dividends from domestic corporations may qualify for the dividends-received deduction ("DRD") for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the DRD may give rise to or increase an alternative minimum tax for certain corporations.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under recently enacted Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, the Portfolio's investment adviser. The Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the investment adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid is not reduced because the investment adviser receives such Research Services. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

The Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities. The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Subject to the requirement that the investment adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the investment adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling Fund shares or shares of other investment companies sponsored by the investment adviser or its affiliates. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid by the Strategic Income Portfolio during the the Portfolio's three most recent fiscal years, as well as the amount of the Portfolio's security transactions for the most recent fiscal year that were directed to firms, which provided some research services to the investment adviser or its affiliates, and the commissions paid in connection therewith (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities):

                                                                                               Commissions Paid On
                                                                      Amount of Transactions      Transactions
                                                                        Directed to Firms       Directed to Firms
               Brokerage Commissions Paid for the Fiscal Year Ended     Providing Research     Providing Research
               ----------------------------------------------------     ------------------     ------------------
Portfolio               10/31/03     10/31/02     10/31/01                   10/31/03                10/31/03
---------               --------     --------     --------                   --------                --------

Strategic                $50,826      $38,174      $36,273                $1,068,315,152             $50,826
Floating-Rate                -0-          -0-        1,750                           -0-                 -0-
High Income               54,887       44,729        2,877                    15,915,354              42,023

               Brokerage Commissions Paid for the Fiscal Year Ended
               ----------------------------------------------------
                         9/30/03      9/30/02      9/30/01                     9/30/03                9/30/03
                         -------      -------      -------                     -------                -------
Boston Income            $96,254      $41,184          $76                   $23,668,598              $66,129

The increase in brokerage commissions for the fiscal years ended September 30, 2003 and September 30, 2002 was due to an increase in number and dollar amount of portfolio transactions involving permitted securities.

               Brokerage Commissions Paid for the Fiscal Year Ended
               ----------------------------------------------------
                        12/31/03     12/31/02      12/31/01                    12/31/03               12/31/03
                        --------     --------      --------                    --------               --------
Investment Grade Income      -0-          -0-           -0-                         -0-                    -0-

                              FINANCIAL STATEMENTS

The audited financial statements of, and the independent auditors' reports for, the Fund and Strategic Income Portfolio, appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual reports accompanies this SAI.

HOUSEHOLDING. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

The audited financial statements of, and the report of independent auditors' for, the High Income Portfolio are incorporated by reference into this SAI. A copy of the financial statements and report accompany this SAI.

Registrant incorporates by reference the audited financial information for the Fund and each Portfolio as follows , as previously filed electronically with the SEC (For the fiscal year ended October 31, 2003: Accession No. 0001047469-04-000395 for the Fund and Strategic Income Portfolio, 000950156-04-000001 for Floating Rate Portfolio, 0001047469-04-000383 for High
Income Portfolio; for the fiscal year ended September 30, 2003: Accession No. 0001047469-03-038923 for Boston Income Portfolio and for fiscal year ended December 31, 2002, Accession No.0001047568-03-007346 for Investment Grade Income Portfolio).

                                                                      APPENDIX A

                      CLASS A FEES, PERFORMANCE & OWNERSHIP

SALES CHARGES, SERVICE FEES AND REPURCHASE TRANSACTION FEES. For the fiscal year ended October 31, 2003, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) total service fees paid by the Fund, (5) service fees paid to investment dealers, and (6) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

Total Sales    Sales Charges to     Sales Charges to     Total Service     Service Fees Paid      Repurchase Transaction Fees
Charges Paid  Investment Dealers  Principal Underwriter    Fees Paid     to Investment Dealers   Paid to Principal Underwriter
------------  ------------------  ---------------------  -------------   ---------------------   -----------------------------
 $503,028          $472,478              $30,550             $63,629             $26,963                      $1,393

For the fiscal years ended October 31, 2002 and October 31, 2001, total sales charges of $256,140 and $167,866, respectively, were paid on sales of Class A, of which the principal underwriter received $14,457 and $10,346, respectively. The balance of such amounts was paid to investment dealers.

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return prior to the date this Class was first offered reflects the total return of Class B, adjusted to reflect the Class A sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class A total return would be different. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.


                                         Length of Period Ended October 31, 2003
Average Annual Total Return:                One Year   Five Years   Ten Years
----------------------------                --------   ----------   ---------
Before Taxes and Excluding Maximum
 Sales Charge                                16.65%       6.72%        6.67%
Before Taxes and Including Maximum
 Sales Charge                                11.06%       5.69%        6.16%
After Taxes on Distributions and
 Excluding Maximum Sales Charge              13.23%       3.18%        3.57%
After Taxes on Distributions and
 Including Maximum Sales Charge               7.81%       2.18%        3.07%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                                10.65%       3.53%        3.83%
After Taxes on Distributions and
 Redemption and Including Maximum
 Sales Charge                                 7.02%       2.65%        3.39%

     Class A commenced operations on January 23, 1998

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At February 2, 2004, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


          Charles Schwab & Co. Inc.     San Francisco, CA     12.9%
          Morgan Stanley                Jersey City, NJ        6.2%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX B

                      CLASS B FEES, PERFORMANCE & OWNERSHIP

DISTRIBUTION, SERVICE AND REPURCHASE TRANSACTION FEES. For the fiscal year ended October 31, 2003, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

 Commission Paid                                                                                                      Repurchase
   by Principal     Distribution Fee Paid                        Uncovered Distribution          Service Fees Paid Transaction Fees
  Underwriter to        to Principal          CDSC Paid to        Charges (as a % of    Service   to Investment    Paid to Principal
Investment Dealers       Underwriter      Principal Underwriter    Class Net Assets)     Fees        Dealers          Underwriter
------------------  --------------------- --------------------- ----------------------  ------- -----------------  -----------------
   $1,497,304            $1,459,539              $629,000          $31,866,000 (14.7%)  $477,334    $383,355             $6,023

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                         Length of Period Ended October 31, 2003
Average Annual Total Return:                One Year   Five Years   Ten Years
----------------------------                --------   ----------   ---------
Before Taxes and Excluding Maximum
 Sales Charge                                15.61%       5.82%        6.21%
Before Taxes and Including Maximum
 Sales Charge                                10.61%       5.54%        6.21%
After Taxes on Distributions and
 Excluding Maximum Sales Charge              12.52%       2.65%        3.30%
After Taxes on Distributions and
 Including Maximum Sales Charge               7.52%       2.33%        3.30%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                                10.00%       3.00%        3.56%
After Taxes on Distributions and
 Redemption and Including Maximum
 Sales Charge                                 6.75%       2.74%        3.56%

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At February 2, 2004, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL     22.5%
Citigroup Global Markets, Inc.                  New York, NY          6.5%
Morgan Stanley                                  Jersey City, NJ       6.0%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX C

                      CLASS C FEES, PERFORMANCE & OWNERSHIP

DISTRIBUTION, SERVICE AND REPURCHASE TRANSACTION FEES. For the fiscal year ended October 31, 2003, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

 Commission Paid                                                                                                      Repurchase
   by Principal     Distribution Fee Paid                        Uncovered Distribution          Service Fees Paid Transaction Fees
  Underwriter to        to Principal          CDSC Paid to        Charges (as a % of    Service   to Investment    Paid to Principal
Investment Dealers       Underwriter      Principal Underwriter    Class Net Assets)     Fees        Dealers          Underwriter
------------------  --------------------- --------------------- ----------------------  ------- -----------------  -----------------
     $284,996             $415,746               $11,000            $6,105,000 (8.2%)    $138,582    $95,015            $1,678

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to November 1, 1997 reflects the total return of a predecessor to Class C. Total return prior to the Predecessor Fund's commencement of operations reflects the total return of Class B, adjusted to reflect the Class C CDSC. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.


                                         Length of Period Ended October 31, 2003
Average Annual Total Return:                One Year   Five Years   Ten Years
----------------------------                --------   ----------   ---------
Before Taxes and Excluding Maximum
 Sales Charge                                15.68%       5.82%        6.33%
Before Taxes and Including Maximum
 Sales Charge                                14.68%       5.82%        6.33%
After Taxes on Distributions and
 Excluding Maximum Sales Charge              12.59%       2.64%        3.50%
After Taxes on Distributions and
 Including Maximum Sales Charge              11.59%       2.64%        3.50%%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                                10.04%       2.98%        3.67%
After Taxes on Distributions and
 Redemption and Including Maximum
 Sales Charge                                 9.39%       2.98%        3.67%

     Predecessor Fund commenced operations on May 25, 1994

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At February 2, 2004, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL     11.4%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX D

                        DESCRIPTION OF SECURITIES RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

     --   Leading market positions in well established industries.

     --   High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on this obligation are being continued. C is also used for a preferred stock that is in arrears (as well as for junior debt of issuers rated CCC and CC).

D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred - and not where a default is only expected. Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH RATINGS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

HIGH YIELD BOND RATINGS

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F-1".

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.